Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Summary of Basic and Diluted Earnings Per Share
The following table summarizes basic and diluted earnings per share (EPS). Basic EPS excludes all potentially dilutive securities and is computed by dividing net income attributable to Crown Holdings by the weighted average number of common shares outstanding during the period. Diluted EPS includes the effect of stock options and restricted stock as calculated under the treasury stock method.

	2017	2016	2015
Net income attributable to Crown Holdings	$323	$496	$393
Weighted average shares outstanding (in millions):
Basic	135.29	138.53	137.94
Add: dilutive stock options and restricted stock	0.32	0.78	1.20
Diluted	135.61	139.31	139.14
Basic EPS	$2.39	$3.58	$2.85
Diluted EPS	$2.38	$3.56	$2.82

Contingently issuable shares excluded from the computation of diluted earnings per share because the effect would have been anti-dilutive	—	0.5	0.1